Stock Plans	12 Months Ended
Dec. 31, 2012
Stock Plans

9. Stock Plans

The Company’s Amended and Restated 2006 Omnibus Incentive Plan (the “Plan”) permits the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other share-based awards to its directors, employees and consultants. Prior to the Company’s declaration and payment of the special dividend on December 21, 2012, the Plan permitted the Company to issue up to 5,690,000 shares of common stock, with a limit of 2,300,000 shares available for awards other than options or stock appreciation rights, plus the number of shares with respect to awards outstanding on May 5, 2011 that were granted under the Company’s 1997 Omnibus Stock Option and Incentive Plan and which terminate, expire unexercised, or are settled in cash, forfeited or cancelled without the delivery of shares after May 5, 2011 (and such awards other than stock options or stock appreciation rights increase the limit on awards other than stock options or stock appreciation rights).

Pursuant to the terms of the Plan and the award agreements thereunder, as a result of the Company’s declaration and payment of the special dividend on December 21, 2012, the number of shares available for future grants of awards pursuant to the Plan and the number of shares issuable pursuant to outstanding awards granted under the Plan were adjusted in the fourth quarter of 2012. As a result, at December 31, 2012, 4,590,374 shares of common stock remained available for issuance pursuant to future grants of awards under the 2006 Plan (with a limit of 1,128,389 shares available for awards other than stock options or stock appreciation rights). In addition, the number of shares subject to stock options outstanding as of November 8, 2012, was increased and the exercise price decreased by a ratio of the closing price of the Company’s common stock on the New York Stock Exchange on November 7, 2012 to the opening price on November 8, 2012. The Company granted additional restricted stock units in the amount of 0.1848 share for each share subject to restricted stock units outstanding as of December 21, 2012. For more information concerning the special dividend, see Note 2. The Company anticipates that cash dividends paid on its common stock will result in rights to cash or additional restricted stock units to the holders of restricted stock units, which in either case will be subject to the same restrictions and payment timing as the underlying restricted stock unit award.

Stock option awards are generally granted with an exercise price equal to the market price of the Company’s stock at the date of grant and generally expire ten years after the date of grant. Generally, stock options granted to non-employee directors are exercisable after one year from the date of grant, while options granted to employees are exercisable one to four years from the date of grant. The Company records compensation expense equal to the fair value of each stock option award granted on a straight line basis over the option’s vesting period. The fair value of each option award is estimated on the date of grant using the Black-Scholes-Merton option pricing formula that uses the assumptions noted in the following table. Because the Black-Scholes-Merton option pricing formula incorporates ranges of assumptions for inputs, those ranges are disclosed. Expected volatilities are based on the historical volatility of the Company’s stock. The Company uses historical data to estimate expected option exercise and employee termination patterns within the valuation model. The expected term of options granted is derived from the output of the option valuation model and represents the period of time that options granted are expected to be outstanding. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant.

The weighted average for key assumptions used in determining the fair value of options granted in the period ended December 31 are as follows:

	2012	2011	2010
Expected volatility	70.6% - 70.6%	68.2% - 68.2%	67.1% - 68.1%
Weighted-average expected volatility	70.6%	68.2%	67.1%
Expected dividends	—	—	—
Expected term (in years)	5.2 - 5.2	5.1 - 5.1	4.9 - 5.1
Risk-free rate	0.9% - 0.9%	2.1% - 2.1%	1.3% - 2.6%

A summary of stock option activity under the Company’s equity incentive plans as of December 31, 2012 and changes during the year ended December 31, 2012 is presented below:

Stock Options	Number of Shares	Weighted Average Exercise Price
Outstanding at January 1, 2012 (1)	3,088,519	$22.90
Granted	168,916	24.40
Exercised	(1,687,918)	19.97
Canceled	(393,871)	26.74

Outstanding at December 31, 2012	1,175,646	26.02

Exercisable at December 31, 2012	764,693	28.52

(1)	As a result of the Company’s declaration of the special dividend on November 2, 2012, the number of shares subject to and the exercise price of option awards outstanding as of November 8, 2012, were adjusted. The number of stock options and the weighted average exercise price of stock options provided in the table reflect such adjustments.

The weighted average remaining contractual term of options outstanding and exercisable as of December 31, 2012 was 5.0 and 3.5 years, respectively. The aggregate intrinsic value of options outstanding and exercisable as of December 31, 2012 was $15.3 million and $8.3 million, respectively. The weighted-average grant-date fair value of options granted during 2012, 2011, and 2010 was $14.34, $15.96, and $9.40, respectively. The total intrinsic value of options exercised during 2012, 2011, and 2010 was $21.5 million, $2.4 million, and $7.5 million, respectively.

The Plan also provides for the award of restricted stock and restricted stock units (“Restricted Stock Awards”). Restricted Stock Awards granted to employees vest one to four years from the date of grant, and Restricted Stock Awards granted to non-employee directors vest after one year from the date of grant. The fair value of Restricted Stock Awards is determined based on the market price of the Company’s stock at the date of grant. The Company generally records compensation expense equal to the fair value of each Restricted Stock Award granted over the vesting period. The weighted-average grant-date fair value of Restricted Stock Awards granted during 2012, 2011, and 2010 was $33.57, $33.26, and $21.97, respectively.

In addition, during 2012, the Company granted 104,500 restricted stock units to certain members of its management team which may vest in 2015 based on the level of performance during the performance period and subject to continued employment. The number of awards that will ultimately vest is based on the Company’s total shareholder return over the three-year performance period ended December 31, 2014 relative to the total shareholder return of the Russell 2000 Index during the same period. The weighted-average grant date fair value of $39.88 per award was determined using a Monte Carlo simulation model, which assumed a risk-free rate of 0.54%, an expected life of 3.0 years and historical volatilities that ranged from 15% to 238%. As these awards include a market condition, the Company records compensation expense for these awards based on the grant date fair value of the award recognized ratably over the measurement period.

During 2011, the Company granted 67,400 restricted stock units to certain members of its management team which may vest in 2014. The number of awards that will ultimately vest will be based on Company performance relative to the annual budgets approved by the Company’s board of directors. The Company will not begin recognizing compensation cost for these awards until the first quarter of 2013 when the 2013 budget is approved and the key terms and conditions of the awards will be deemed to be established and a grant date will have occurred.

A summary of the status of the Company’s Restricted Stock Awards as of December 31, 2012 and changes during the year ended December 31, 2012, is presented below:

Restricted Stock Awards	Shares	Weighted Average Grant-Date Fair Value
Nonvested shares at January 1, 2012	633,647	$25.15
Granted (1)	506,470	33.57
Vested	(214,598)	20.80
Canceled	(350,586)	29.28

Nonvested shares at December 31, 2012	574,933	31.49

(1)	As a result of the Company’s payment of the special dividend on December 21, 2012, the Company awarded approximately 91,000 additional restricted stock units as an adjustment to outstanding restricted stock units. The additional restricted stock units are not included in the calculation of the weighted average grant-date fair value of awards granted in 2012.

The fair value of all Restricted Stock Awards that vested during 2012, 2011 and 2010 was $15.6 million, $3.3 million and $2.5 million, respectively.

Under its long term incentive plan for key executives (“LTIP”) pursuant to the Plan, in February 2008, the Company granted selected executives and other key employees 449,500 restricted stock units (“LTIP Restricted Stock Units”). The LTIP Restricted Stock Units initially vested to the extent performance criteria were satisfied at the end of their four-year term. On September 3, 2010, the Company and certain executives entered into amendments to certain of the LTIP Restricted Stock Unit award agreements. As amended, the LTIP Restricted Stock Units vested as follows: 25% of the LTIP Restricted Stock Units vested on the date of amendment; 50% of the LTIP Restricted Stock Units vested on February 4, 2012 based on the extent to which the performance criteria specified in the original award agreement were satisfied (consistent with the original terms of the award agreements); and 25% of the LTIP Restricted Stock Units vested on December 31, 2012. As a result of the amendments to the LTIP Restricted Stock Unit award agreements during 2010, the Company recorded additional compensation cost of $2.8 million. The Company recorded compensation expense equal to the fair value of all of the LTIP Restricted Stock Units granted on a straight-line basis over the requisite service period for each separately vesting portion of the awards. The fair value of the LTIP Restricted Stock Units was determined based on the market price of the Company’s stock at the date of grant for the performance-based awards and based on the market price of the Company’s stock at the date of the amendments for the time-based awards.

Summaries of the status of the Company’s LTIP Restricted Stock Units as of December 31, 2012 and changes during the year ended December 31, 2012, are presented below:

LTIP Restricted Stock Units	Shares	Weighted Average Grant-Date Fair Value
Nonvested shares at January 1, 2012	281,500	$30.48
Granted (1)	11,182	—
Vested	(273,307)	30.48
Canceled	(19,375)	30.48

Nonvested shares at December 31, 2012	—	—

(1)	LTIP restricted stock units granted during 2012 represent additional restricted stock units granted to adjust the number of outstanding awards as a result of the Company’s payment of the special dividend on December 21, 2012. These additional restricted stock units are not included in the calculation of the weighted average grant-date fair value of awards granted in 2012.

As of December 31, 2012, there was $13.8 million of total unrecognized compensation cost related to stock options and restricted stock units granted under the Company’s equity incentive plans. That cost is expected to be recognized over a weighted-average period of 1.9 years.

In connection with the termination of certain employee positions as a result of the REIT conversion discussed in Note 2, the Company has cancelled or will cancel approximately 167,500 stock options with a weighted average exercise price of $22.02 and approximately 401,000 restricted stock units with a weighted average grant date fair value of $29.76 per award. The Company reversed approximately $2.1 million in compensation costs as a result of these cancellations during 2012.

The compensation cost that has been charged against pre-tax income for all of the Company’s stock-based compensation plans, including the reversal of compensation costs discussed above, was $9.0 million, $10.2 million, and $10.1 million for 2012, 2011, and 2010, respectively. The total income tax benefit recognized in the accompanying consolidated statements of operations for all of the Company’s stock-based employee compensation plans was $3.2 million, $3.7 million, and $3.6 million for 2012, 2011, and 2010, respectively.

Cash received from option exercises under all stock-based employee compensation arrangements for 2012, 2011, and 2010 was $25.1 million, $4.5 million, and $25.7 million, respectively. The actual tax benefit realized from exercise, vesting or cancellation of the stock-based employee compensation arrangements during 2012, 2011, and 2010 totaled $5.2 million, $0.7 million, and $2.3 million, respectively, and is reflected as an adjustment to either additional paid-in capital in the accompanying consolidated statements of stockholders’ equity or deferred tax asset.

Prior to October 1, 2012, the Company also had an employee stock purchase plan whereby substantially all employees were eligible to participate in the purchase of designated shares of the Company’s common stock. Participants in the plan purchased these shares at a price equal to 95% of the closing price at the end of each quarterly stock purchase period. The Company issued 7,415, 15,098, and 13,044 shares of common stock at an average price per share of $34.04, $24.41, and $27.16 during 2012, 2011, and 2010 respectively.